Income Taxes	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Note 10. Income Taxes

Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. A valuation allowance is established to reduce deferred tax assets if all, or some portion, of such assets will more than likely not be realized.

On December 22, 2017, the President of the United States signed into law H.R. 1, “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” (the “Tax Cuts and Jobs Act”). ASC Topic 740, Accounting for Income Taxes, requires companies to recognize the effect of tax law changes in the period of enactment. The Tax Cuts and Jobs Act made significant changes to existing U.S. tax law, including, but not limited to, a permanent reduction to the U.S. federal corporate income tax rate from 35% to 21%, imposition of a one-time tax on deferred foreign income (“Repatriation Transition Tax”), adoption of a participation exemption system with respect to the taxation of future dividends received from foreign corporations, and repeal of the corporate alternative minimum tax system. Other significant changes in the Tax Cuts and Jobs Act include taxing payments made to foreign related parties that are deemed to be excessive, imposing a minimum tax on certain foreign earnings, requiring (beginning after December 31, 2021) the capitalization and subsequent amortization of certain research and development related expenses, and placing additional limits on the use of net operating losses and the deductibility of certain executive compensation. The reduction of the Company’s deferred tax assets resulting from the Tax Cuts and Jobs Act’s reduction in the U.S. federal corporate income tax rate from 35% to 21% amounted to $1,831,000 during 2017.

There is no current or deferred tax expense for 2017 and 2016, due to the Company’s loss position. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a full valuation allowance against the deferred tax asset. The income tax effect of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following at December 31:

	2017	2016
Deferred tax assets:
Net operating loss and contribution carryforwards	$2,480,000	$3,217,000
Intangible asset	85,000	158,000
Capital loss carryforward	146,000	236,000
Stock-based compensation	247,000	139,000
	2,958,000	3,750,000
Valuation allowance	(2,958,000)	(3,750,000)
Net deferred tax assets	$-	$-

The 2017 decrease in the valuation allowance was $792,000 compared to an increase of $974,000 in 2016.

The Company has available net operating loss and contribution carryforwards of approximately $11,810,000 for tax purposes to offset future taxable income which expire commencing 2018 through to the year 2037. The capital loss carryforward expires during 2018. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss and contribution carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period. The tax years 2015 through 2017 remain open to examination by federal agencies and other jurisdictions in which it operates.

A reconciliation between the statutory federal income tax rate and the effective rate of income tax expense for the years ended December 31 follows:

	2017	2016
Statutory federal income tax rate	34%	34%
Permanent differences and other	(5)%	13%
Deferred tax impact from tax rate change	(50)%
Valuation allowance	21%	(47)%
	0%	0%